SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  May 12, 1998


                            BOISE CASCADE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)




          Delaware                 1-5057               82-0100960
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(State or Other Jurisdiction    (Commission           (IRS Employer
      of Incorporation)         File Number)         Identification No.)


      1111 West Jefferson Street
             Boise, Idaho                                   83728
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (208)384-6161


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)









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ITEM 5.  OTHER EVENTS.

         On May 12, 1998, the Company amended its existing shelf registration (Registration No. 333-41033) and entered into an Agency Agreement with Goldman Sachs & Co. and Salomon Brothers Inc, relating to the possible issuance and sale of up to $489,400,000 Medium-Term Notes, Series A (the "Notes"). The Company filed a Prospectus Supplement for the Notes with the Securities and Exchange Commission on May 12, 1998.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         The following exhibits, as required by Item 601 of Regulation S-K, are attached to this Current Report:


Exhibit
  No.              Description
-------            -----------

  1.1 Form of Agency Agreement dated May 12, 1998 between Boise Cascade Corporation, Goldman, Sachs & Co. and Salomon Brothers Inc, including the form of Purchase Agreement, relating to the Notes.

  4.1 Form of Officers' Certificate and Authentication Order dated May 12, 1998, relating to the Notes, including the exhibits thereto containing forms of the Notes.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       BOISE CASCADE CORPORATION


                                       By: /s/ Irving Littman
                                           -------------------------------
                                           Name:  Irving Littman
                                           Title: Vice President and
                                                  Treasurer



Date: May 12, 1998



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


                                  EXHIBIT INDEX


Exhibit
  No.              Description
-------            -----------

  1.1 Form of Agency Agreement dated May 12, 1998 between Boise Cascade Corporation, Goldman, Sachs & Co. and Salomon Brothers Inc, including the form of Purchase Agreement, relating to the Notes.

  4.1 Form of Officers' Certificate and Authentication Order dated May 12, 1998, relating to the Notes, including the exhibits thereto containing forms of the Notes.



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